EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet

                                  TERM SHEET

                            Countrywide Home Loans
                       Alternative Loan Trust 2005-70CB
                                    Issuer
                                 $476,000,000
                                 (Approximate)

             Mortgage Pass-Through Certificates, Series 2005-70CB

                         Countrywide Home Loans, Inc.
                                    Seller

                     Countrywide Home Loans Servicing LP.
                                Master Servicer



                          [LOGO OMITTED] [citigroup]
                               November 17, 2005

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The information herein has been provided solely by Citigroup Global Markets
Inc. ("CGM") based on information with respect to the Mortgage Loans provided by the Issuer and its affiliates. The information herein is preliminary and supplements any prior information and will be supplemented by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. Investors are urged to read the prospectus supplement and the prospectus and other relevant documents filed with the SEC, because they contain important material. All analyses are based on certain assumptions certificated herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this CGM (or any of its analysis. The decision to adopt any strategy remains your responsibility. affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723 -6217.
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


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                                                              Structure
------------------------------------------------------------------------------------------------------------------------------------
Offered           Size ($) (+/- 10%)        Pass-Through Rate (%)                               Class Type           Ratings(1)
Certificates                                                                                                      (TBD/TBD/TBD)
A-1                      288,867,000                   1mL + 0.50                          Variable Rate**       [AAA/AAA/AAA ]
A-2                      288,867,000                   5.00 - 1mL   Inverse Floater/Variable Rate/Notional       [AAA/AAA/AAA ]
                                                                                                       ***
A-3                       14,285,000                        5.500                               Fixed Rate          [AAA/AAA/-]
A-4                       47,615,000                         5.50                       Fixed Rate/NAS****          [AAA/AAA/-]
A-5                      125,387,000                         5.50                               Fixed Rate          [AAA/AAA/-]
A-R                              100                        5.500                      Residual/Fixed Rate          [AAA/AAA/-]
IA-IO                    398,797,644                        0.311                   Variable Rate/Notional          [AAA/AAA/-]
IA-PO*                     1,341,004                         0.00                  Principal Only/Notional          [AAA/AAA/-]
M*
B-1*
B-2*
B-3*
B-4*
B-5*

(1) The Class A -1 Certificates will be rated "AAA" by at least three of the following four rating agencies: Moody's, S&P, Fitch and DBRS and the remainder of the Offered Certificates will be rated "AAA" by at least two of the following three rating agencies: Moody's, S&P and Fitch.

* These certificates are not offered pursuant to this term sheet.

** The Class A-1 Certificates will benefit from interest cap payments pursuant to a yield maintenance agreement. The minimum possible rate is 0.50% for the Class A-1 Certificates.

*** For the Class A-2 inverse floating rate certificates, the maximum possible rate is 5.00% and the minimum possible rate is 0.00%.

****The Class A-4 Certificates are locked out of principal for the first 5 years. Thereafter, such class is entitled to the amounts as described below:
         - sixth year, 30% of their pro rata share;
         - seventh year, 40% of their pro rata share;
         - eighth year, 60% of their pro rata share;
         - ninth year, 80% of their pro rata share;
         - tenth year and after, 100% of their pro rata share.


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

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                                      Citigroup Global Markets Inc.
-----------------------------------------------------------------------------------------------------------
Name:                                        Telephone:                 E-Mail:
-----------------------------------------------------------------------------------------------------------
James De Mare                                (212) 723-6217             james.p.demare@citigroup.com
Managing Director, Trading

Bill Anast                                   (212) 723-6313             william.anast@citigroup.com
Vice President, Trading

Chetan Vohra                                 (212) 723-6313             chetan.vohra@citigroup.com
Associate, Trading

Pete Steinmetz                               (212) 723-6391             peter.d.steinmetz@citigroup.com
Director, Mortgage Finance

Pavithra Jayaraman                           (212) 723-6386             pavithra.jayaramen@citigroup.com
Associate, Mortgage Finance

Mitch Garrett                                (212) 723-6932             mitchell.garrett@citigroup.com
Analyst, Mortgage Finance

Oleg Saitskiy                                (212) 723-4589             oleg.saitskiy@citigroup.com
Associate, Mortgage Analytics

James Vosotas                                (212) 723-5293             james.vosotas@citigroup.com
Analyst, Mortgage Analytics
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


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




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                                              Transaction Overview
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
The Offered Certificates:               Approximately $476,000,000 fixed and variable rate certificates backed by one- to four-family residential, first lien, fixed-rate mortgage loans.
                                        Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 (collectively referred to as the "Class A Certificates" and Class A-R Certificates are offered pursuant to this term sheet.

Cut-Off Date:                           November 1, 2005

Depositor:                              CWALT, Inc.

Master Servicer:                        Countrywide Home Loans Servicing LP

Lead Underwriter:                       Citigroup Global Markets Inc.

The Mortgage Pool:                      The mortgage pool is comprised of fixed rate, conforming balance, interest-only mortgage loans with an aggregate principal balance of approximately $[499,000,000], secured by first liens on one- to four -family residential properties.

Closing Date:                           On or about November 30, 2005

Distribution Date:                      Beginning on December 26, 2005 and thereafter on the 25th of each month or, if the 25th is not a business day, on the next business day.

Structure:                              Senior/Subordinate, shifting interest

Credit Enhancement:                     Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure with the Subordinate
                                        Certificates providing credit enhancement for the Senior Certificates.

Subordination:                                  Class                Ratings (TBD/TBD/TBD)**          Credit Enhancement Levels*
--------------                                  -----                -----------------------          --------------------------
                                          Offered Certificates            [AAA/AAA/AAA]                   [4.75]% (+/- 50 bps)

                                        *Credit enhancement levels are preliminary and are subject to change.
                                        ** The Offered Certificates (except for Class A-1 Certificates) will be rated "AAA" by at least two of the following three rating agencies: Moody's,
                                        S&P and Fitch. The Class A-1 Certificates will be rated by at least three of the following four rating agencies: Moody's, S&P, Fitch and DBRS.




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


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                                              Transaction Overview
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
Payment Priority:                       The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                        Available Funds:
                                           1.  Distribution of interest to the senior certificates entitled to interest;
                                           2.  Distribution of principal to the Class PO Certificates;
                                           3.  Distribution of principal to the Class A-R Certificates;
                                           4.  Distribution of up to $100 in principal to the Class A-1
                                               Certificates;
                                           5.  Distribution of the NAS amount to the Class A-4 Certificates;
                                           6.  Distribution of up to $1,353,307 in principal to the Class
                                               A-5 Certificates;
                                           7.  Distribution of principal to the Class A-1 Certificates until the certificate principal balance is reduced to zero;
                                           8.  Distribution of principal to the Class A-5 until the certificate principal balance is are reduced to zero;
                                           9.  Distribution of principal to the Class A-3 Certificates until the certificate principal balance is reduced to zero;
                                           10. Distribution of principal to the Class A-4 Certificates until the certificate principal balance is reduced to zero;
                                           11. Distribution of interest and principal to the Subordinate
                                               Certificates, beginning with the Class M Certificates.

Allocation of Losses:                   Realized Losses on the mortgage loans will be allocated, first, to the Class
                                        B Certificates in order of their reverse numerical class designations until the certificate principal balance of each Class B Certificate has been reduced to zero and then, to the Class M Certificates until the certificate principal balance of the Class M Certificates has been reduced to zero.
                                        Thereafter Realized Losses on the mortgage loans will be allocated proportionately among the senior certificates.

Yield Maintenance Agreement:            The holders of the Class A-1 Certificates will benefit from a series of interest rate cap payments from [Bear Stearns Financial Products Inc.]
                                        pursuant to a yield maintenance agreement. The yield maintenance agreement is intended to mitigate the interest rate risk that could result from the difference between (a) One-Month LIBOR and (b) 5.00%, subject to a maximum rate of 9.00%.



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disclaimer, please contact your Citigroup Global Markets Inc. Financial
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


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                                              Transaction Overview
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
Shifting Interest:                      The senior certificates will be entitled to receive 100% of the prepayments on the mortgage loans up to and including the Distribution Date in November
                                        2010. After such time and provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal amount of the Class M and Class B
                                        Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Class M and Class B Certificates will receive increasing portions of unscheduled principal prepayments from the mortgage loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                           December 2010 - November 2011            30% of their pro rata share
                                           December 2011 - November 2012            40% of their pro rata share
                                           December 2012 - November 2013            60% of their pro rata share
                                           December 2013 - November 2014            80% of their pro rata share
                                           December 2014 - and after        100% of their pro rata share

Call Provision:                         The master servicer may purchase all of the remaining assets of the trust fund after the aggregate stated principal balance of the mortgage loans and real estate owned by the trust fund is less than or equal to 10% of the sum of the aggregate stated principal balance of the closing date mortgage loans as of the initial cut-off date.

P&I Advances:                           The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:                  The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate Prepayment Interest Shortfall and (ii) the product of
                                        (a) 1/12th of 0.125% and (b) the aggregate Scheduled Principal Balance of the mortgage loans for such Distribution Date.

Underwriting Standards:                 The Mortgage Loans were underwritten to the guidelines of Countrywide Home
                                        Loans, Inc. as more fully described in the prospectus supplement.

Legal Structure:                        Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

SMMEA Considerations:                   The Class A Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
                                        1984 (SMMEA).



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disclaimer, please contact your Citigroup Global Markets Inc. Financial
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


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                                              Transaction Overview
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


ERISA Considerations:                  The Class A Certificates are expected to be ERISA eligible as of the Closing
                                        Date. The Class A -R Certificates are NOT expected to be ERISA eligible.
                                        Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:                  The Class A Certificates will be issued in book-entry form through DTC. The
                                        Class A-R Certificates will be issued in fully registered, certificated form.


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




                              Collateral Summary

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                                                             Tolerances
                                                          ---------------
Principal Balance ($)                   499,942,684             +/- 5%
Average UPB ($)                           198,233             +/- 25,000
WA Gross Rate (%)                          5.994%              +/- 5bps
WA Net Rate (%)                            5.733%              +/- 5bps
WA Remaining Term (months)                  359                 +/- 1
WA Original LTV (%)                        71.01%               +/- 5%
California (%)                             18.34%             25.00% Max
Interest Only (%)                          20.75%

Property Type (%)
  Single -family detach                   63.09%               +/- 10%
  Condo                                    5.79%               +/- 10%

Occupancy Type (%)
  Non-Owner Occupied                      11.59%               +/- 10%
  Primary Residence                       83.09%               +/- 10%
  Second/Vacation Home                     5.32%               +/- 10%

Documentation Code (%)
  Full Documentation                      30.01%               +/- 10%
  Stated Documentation                     2.66%               +/- 10%
  No Income/No Asset                       6.00%               +/- 10%
  Alternative                             15.88%               +/- 10%
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This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial
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